CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Consolidated Statements Of Operations
Revenue	$ 313,000
Cost of Revenues	60,000
Gross Profit	253,000
Operating Expenses
General and administrative	277,162	61,534
Net Income (Loss) from Operation before Taxes	(24,162)	(61,354)
Provision for Income Taxes
Net Income (Loss)	$ (24,162)	$ (61,354)
Earnings (Loss) per Common Share-Basic and Diluted	$ (0.00)	$ (0.01)
Weighted Average Number of Common Shares Outstanding Basic and diluted	34,445,041	10,360,000